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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2007

CANDELA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-14742 (Commission File Number)	04-2477008 (I.R.S. Employer Identification No.)
530 Boston Post Road, Wayland, Massachusetts 01778 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (598) 358-7400

Former name or former address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On October 23, 2007, Candela Corporation issued a press release announcing its financial results for its first fiscal quarter and three-month period ended September 29, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

        A copy of the press release issued by Candela Corporation on October 23, 2007 is attached to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDELA CORPORATION
By:	/s/ ROBERT E. QUINN Robert E. Quinn (Treasurer, Corporate Controller and Principal Financial Officer)

Date: October 23, 2007

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Candela Corporation on October 23, 2007.

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  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX